Exhibit 99.3

28890919                                            (A.23/A.23)
09-26-16

SUBORDINATION AND STANDSTILL AGREEMENT

September 26, 2016

To:	The Private Bank and Trust Company, as Administrative Agent for Operator Loan Lenders
120 South LaSalle Street
Chicago, Illinois 60603

The Private Bank and Trust Company, as Administrative Agent for Owner Loan Lenders
120 South LaSalle Street
Chicago, Illinois 60603

Ladies and Gentlemen:

1.    For purposes of this Subordination and Standstill Agreement (this “Agreement”), the term “Operator Loan Borrowers” means the following parties, each of which is an Arkansas limited liability company, except Little Ark Investments LLC, which is a New Jersey limited liability company:
JS Highland Holdings LLC, Little Ark Investments LLC, Highlands of Little Rock West Markham Holdings, LLC, Highlands of Little Rock Riley Holdings, LLC, Highlands of Little Rock South Cumberland Holdings, LLC, Highlands of North Little Rock John Ashley Holdings, LLC, Highlands of Fort Smith Holdings, LLC, Highlands of Mountain View SNF Holdings, LLC, Highlands of Mountain View RCF Holdings, LLC, Highlands of Rogers Dixieland Holdings, LLC, and Highlands of Stamps Holdings, LLC,
the term “Owner Loan Borrowers” means the following parties, each of which is an Arkansas limited liability company:
Little Ark Realty Holdings, LLC, 5720 West Markham Street Holdings, LLC, 8701 Riley Drive Holdings, LLC, 1516 S. Cumberland Street Holdings, LLC, 2501 John Ashley Drive Holdings, LLC, 5301 Wheeler Avenue Holdings, LLC, 706 Oak Grove Road Holdings, LLC, 414 Massey Avenue Holdings, LLC, 1513 S. Dixieland Road Holdings, LLC, and 826 North Street Holdings, LLC,
and the term “Borrowers” means the Operator Loan Borrowers and the Owner Loan Borrowers, collectively.
2.    The undersigned AdCare Health Systems, Inc., a Georgia corporation (the “Subordinating Party”), understands that it is proposed that The PrivateBank and Trust Company, an Illinois banking corporation (“PrivateBank”), and other Lenders (the “Operator Loan Lenders”) will extend revolving loans in the initial aggregate principal amount of $6,000,000 (the “Operator Loan”) to the Operator Loan Borrowers under a Revolving Loan and Security Agreement of even date with this Agreement (the “Operator Loan Agreement”), and that PrivateBank will be the Administrative Agent for the Operator Loan Lenders under such Revolving Loan and Security Agreement (the “Operator Loan Agent”). The Subordinating Party also understands that it is proposed that PrivateBank and other Lenders (the “Owner Loan Lenders”) will extend term loans in the aggregate principal amount of $45,600,000 (the “Owner Loan”) to the Owner Loan Borrowers under a Term Loan and Security Agreement of even date with this Agreement (the “Owner Loan Agreement”), and that PrivateBank will be the Administrative Agent for the Owner Loan Lenders under such Term Loan and Security Agreement (the “Owner Loan Agent”, and in its capacities as the Operator Loan Agent and as the Owner Loan Agent, the “Agent”). The Subordinating Party further

Exhibit 99.3

understands that the Operator Loan and the Owner Loan will be cross collateralized and cross defaulted, and that the Owner Loan Borrowers will be guarantors of the Operator Loan and the Operator Loan Borrowers will be guarantors of the Owner Loan.
3.    The Subordinating Party is an affiliate of nine parties (the “Current Owners”) that are the current owners of nine skilled nursing facilities (the “Facilities”) that are being sold by the Current Owners to nine of the Owner Loan Borrowers. At the time of the closing of such purchase, the Facilities will be leased by said nine Owner Loan Borrowers to nine of the Operator Loan Borrowers. A portion of the proceeds of the Owner Loan will be used to pay a portion of the purchase price payable to the Current Owners for the Facilities. The payment of a $3,000,000 portion of the purchase price payable to the Current Owners for the Facilities will be deferred, and paid pursuant to a Promissory Note of even date with this Agreement in the principal amount of $3,000,000, executed by JS Highland Holdings LLC, an Arkansas limited liability company (the “Maker”), as Maker, and payable to the Subordinating Party (the “Subordinated Note”). The Maker is one of the Operator Loan Borrowers. The Operator Loan will be a revolving loan to be used to provide working capital financing to the Operator Loan Borrowers for the Facilities.
4.    The Subordinating Party acknowledges and agrees that it understands that as a condition to extending the Operator Loan and the Owner Loan to the Operator Loan Borrowers and the Owner Loan Borrowers, respectively, the Operator Loan Lenders and the Owner Loan Lenders require that the Subordinated Note be subordinated to the Operator Loan and the Owner Loan and subject to a standstill agreement, that the Subordinated Note not be guaranteed by any of the Borrowers, and that the Subordinated Note not be secured by any property of the Maker or any of the other Borrowers. Accordingly, the Subordinating Party is executing and delivering this Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Operator Loan Lenders and the Owner Loan Lenders to extend the Operator Loan and the Owner Loan, respectively, to the Operator Loan Borrowers and the Owner Loan Borrowers, respectively, and in consideration of the Operator Loan Lenders’ and the Owner Loan Lenders’ doing so.
5.    The Subordinating Party agrees to and hereby does subordinate its claims and rights to receive payment of any and all amounts which may at any time become due from the Maker under the Subordinated Note or any other document which may at any time evidence or secure the indebtedness evidenced by the Subordinated Note (the “Subordinated Indebtedness”), to the Operator Loan Lenders’ and the Owner Loan Lenders’ claim and right to receive payment in full of any and all indebtedness and obligations of the Borrowers to the Operator Loan Lenders and the Owner Loan Lenders under the Operator Loan and the Owner Loan and any guaranties thereof except for the Personal Guaranty referenced in the Subordinated Note, each as from time to time modified, amended, increased, renewed and extended (the “Senior Indebtedness”). The Subordinating Party hereby agrees not to accept payment from any of the Operator Loan Borrowers or Owner Loan Borrowers of, and not to take any action to collect from any of the Operator Loan Borrowers or Owner Loan Borrowers, any Subordinated Indebtedness, including interest thereon, or any part thereof, if it has received notice from the Operator Loan Lenders and the Owner Loan Lenders (i) that Operator Loan Borrowers or Owner Loan Borrowers have failed to meet the EBITDAR First Requirement Satisfaction Date (as defined in the Operator Loan Agreement and the Owner Loan Agreement), or (ii) that a Default or Event of Default has occurred and is continuing under either the Operator Loan or the Owner Loan. The Agent hereby agrees to notify the Subordinating Party whether the said EBITDAR First Requirement Satisfaction Date has occurred, or whether the Agent claims that any Default or Event of Default has occurred and is continuing under either the Operator Loan or the Owner Loan.
6.    In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Borrower or the proceeds thereof, in whatever form, to creditors of such Borrower or upon any indebtedness of such Borrower occurring

Exhibit 99.3

by reason of the liquidation, dissolution or other winding up of such Borrower or by reason of any execution sale, receivership, insolvency or bankruptcy proceedings or assignments for the benefit of creditors or proceedings for reorganization or readjustment of such Borrower or its properties, then and in such event, the Senior Indebtedness shall first be paid in full before any payment is made upon the Subordinated Indebtedness, and any payment or distribution of any kind or character either in cash, property or securities which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness and interest thereon shall be paid or delivered directly to the Agent for application in payment of the amounts then due on the Senior Indebtedness until the Senior Indebtedness shall have been indefeasibly paid in full.
7.    In order to enable the Agent to enforce the Operator Loan Lenders’ and Owner Loan Lenders’ rights under the preceding paragraph hereof in any action or proceeding, the Subordinating Party hereby irrevocably authorizes and empowers the Agent at its discretion to make and present for or on behalf of the Subordinating Party such proof of claims or claims against any Borrower on account of the Subordinated Indebtedness as the Agent may deem expedient and proper, and to vote such claims in any such proceedings and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Indebtedness. The Subordinating Party agrees to and does hereby assign all such claims to the Agent, and the Subordinating Party further agrees to execute such instruments as may be reasonably required by the Agent to enable the Agent to enforce any and all such claims and collect any and all dividends or other payments or disbursements which may be made on account of the Subordinated Indebtedness.
8.    Should any payment or distribution be received by the Subordinating Party on the Subordinated Indebtedness in contravention of the terms of this Agreement, said payment or distribution shall be held in trust for the Agent and immediately remitted to the Agent.
9.    The Subordinating Party hereby represents and warrants to the Agent that the Subordinated Note is an obligation solely of the Maker, that the Subordinated Note is not guaranteed by any of the other Borrowers, and that the Subordinated Note is not secured by any property of the Maker or any of the other Borrowers. The Subordinating Party hereby agrees that prior to the time that the Operator Loan and the Owner Loan have been indefeasibly paid in full and the Operator Loan Lenders and the Owner Loan Lenders have no obligation to make any additional disbursements on the Operator Loan or the Owner Loan, the Subordinating Party will not accept any guaranty or other undertaking by any Borrower with respect to the Subordinated Indebtedness (other than by the Maker as the maker of the Subordinated Note), and will not accept any collateral or security from the Maker or any other Borrower for the Subordinated Indebtedness. Nothing contained in this paragraph or in any other provision of this Agreement shall restrict the Subordinating Party from accepting the Personal Guaranty referenced in the Subordinated Note or collateral from any person or party that is not a Borrower.
10.    No renewal or extension of time of payment of the Senior Indebtedness and no release or surrender of any security for the Senior Indebtedness, and no delay in enforcement of payment of the Senior Indebtedness or in the enforcement of this Agreement, and no delay or omission in exercising any right or power under the Senior Indebtedness or under this Agreement, shall in any manner impair or affect the rights of the Operator Loan Lenders, the Owner Loan Lenders or the Agent hereunder. The Subordinating Party waives notice of and hereby consents to the creation, existence, extension, renewal, modification, amendment and increase of the Senior Indebtedness.
11.    The Subordinating Party agrees not to transfer or assign the Subordinated Indebtedness, and agrees to place a legend on the Subordinated Note and any other documents evidencing the Subordinated Indebtedness, stating that the Subordinated Indebtedness has been subordinated pursuant to this Agreement.

Exhibit 99.3

12.    The address of the Operator Loan Agent and the Owner Loan Agent for the purpose of notices are the addresses shown above. The address of Subordinating Party for the purpose of notices is as follows:
AdCare Health Systems, Inc.
454 Satellite Blvd. NW,
Suite 100
Suwanee, GA 30024
13.    The Subordinating Party acknowledges and agrees that this Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and that there are no covenants, promises, agreements, conditions or understandings, either oral or written, among parties relating to the subject matter of this Agreement other than as are herein set forth. The Subordinating Party also acknowledges that it is executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth in this Agreement.
14.    This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
15.    This Agreement shall be binding on and shall inure to the benefit of the Operator Loan Agent, the Owner Loan Agent and the Subordinating Party and their respective successors and assigns.
16.    This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Agent shall be deemed to be an original.
17.    This Agreement shall be governed by the laws of the State of Illinois.
18.    EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT.

[SIGNATURES FOLLOW THIS PAGE]

Exhibit 99.3

ADCARE HEALTH SYSTEMS, INC.

By____
Printed Name: Allan J. Rimland
Title: President and CFO

Accepted

THE PRIVATEBANK AND TRUST COMPANY, as Agent for Operator Loan Lenders

By____
Fritz Kieckhefer, Managing Director

THE PRIVATEBANK AND TRUST COMPANY, as Agent for Owner Loan Lenders

By____
Fritz Kieckhefer, Managing Director

- Skyline Arkansas Loans Subordination and Standstill Agreement -
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